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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): August 3, 2006


                       AMERIPRISE CERTIFICATE COMPANY
           (Exact name of registrant as specified in its charter)

Delaware                                   2-23772              41-6009975
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(State or other jurisdiction of   (Commission file Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

52 Ameriprise Financial Center, Minneapolis, Minnesota             55474
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(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code) (612) 671-3131


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(Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2006 the Board of Directors of Ameriprise Certificate Company accepted the resignation of Paula R. Meyer as President and Director of the Company effective



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August 4, 2006 and elected William F. (Ted) Truscott to those roles effective the same date.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                      AMERIPRISE CERTIFICATE COMPANY




DATE: August 3, 2006                /s/ David K. Stewart
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                                        David K. Stewart

                                Vice President, Controller and Chief Accounting Officer